SMITH BARNEY MANAGED MUNICIPALS FUND INC.

   Supplement dated August 28, 2000 to the Prospectus dated June 28, 2000, as amended August 21, 2000

The following information replaces the information in the Prospectus:

 Sales charges

Class A shares

You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You pay a lower sales charge as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the fund's distributions or dividends you reinvest in additional Class A shares.

The table below shows the rate of sales charge you pay, depending on the amount you purchase. The table below also shows the amount of broker/dealer compensa-tion that is paid out of the sales charge. This compensation includes commis-sions and other fees Service Agents that sell shares of the Fund receive. The distributor keeps up to approximately 10% of the sales charge imposed on Class A shares. Service Agents also will receive the service fee payable on Class A shares at an annual rate equal to 0.15% of the average daily net assets repre-sented by the Class A shares sold by them

                                      Sales Charge as a % of:
                                                        Dealers'
                                                        Reallowance
                                           Net          as % of
                                 Offering  amount       offering
Amount of purchase               price (%) invested (%) price
Less than $25,000                  4.00        4.17        3.60
$25,000 but less than $50,000      3.50        3.63        3.15
$50,000 but less than $100,000     3.00        3.09        2.70
$100,000 but less than $250,000    2.50        2.56        2.25
$250,000 but less than $500,000    1.50        1.52        1.35
$500,000 or more                    -0-         -0-         -0-

 More about deferred sales charges

Service Agents selling Class B shares receive a commission of up to 4.00% of the purchase price of the Class B shares they sell, except for sales exempt from the deferred sales charge. Service Agents also receive a service fee at an annual rate equal to 0.15% of the average daily net assets represented by the Class B shares they are servicing.

Service Agents selling Class L shares receive commissions of up to 1.75% of the purchase price of the Class L shares they sell.


FD 01989